UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share *	EBIXQ*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On December 28, 2023, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Ebix, Inc. common stock, par value $0.10 per share (“Common Stock”). Nasdaq filed a Form 25 with the U.S. Securities and Exchange Commission on February 15, 2024 to delist the Common Stock from the Nasdaq Stock Market, effective at the opening of the trading session on February 26, 2024. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “EBIXQ.”

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on December 17, 2023, Ebix, Inc. (the “Company”), and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Ebix, Inc., et al., Case No. 23-80004 (SWE). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On April 16, 2024, the Bankruptcy Court entered an order, Order (I) Approving Bid Procedures for Non-L&A Assets, Equity, and Plan Sponsorship Rights and Authorizing the Sale Transactions; (II) Approving Notices in Connection with the Transactions; and (III) Granting Related Relief [Docket No. 514] (the “Bidding Procedures Order”), which among other things, (i) authorized bidding procedures and an auction for the sale of the Debtors’ Non-L&A NA Assets (as defined hereafter) and/or equity interests in non-Debtor subsidiaries, and the right to sponsor a plan of reorganization for the Debtors, and (ii) authorized the Debtors to designate a stalking horse bidder in accordance with the procedures contained in the Bidding Procedures Order (the “Bidding Procedures”).

Restructuring Transaction and the Stalking Horse Plan Support Agreement

On June 12, 2024, the Debtors entered into a binding “stalking horse” Plan Support Agreement, which agreement was amended and restated on June 26, 2024 (as it may be further amended or modified, the “Stalking Horse Plan Support Agreement”) with the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited, and Vitasta Software India Private Limited (collectively, the “Plan Sponsor”), pursuant to which the Plan Sponsor will receive, subject to the terms and conditions contained therein, 100% of the equity of each of the Debtors as reorganized pursuant to the Plan (as defined hereafter) (the “Reorganized Debtors”). Capitalized terms used but not otherwise defined in this “Stalking Horse Plan Support Agreement” section of this Current Report on Form 8-K or in another section of this Current Report on Form 8-K shall have the meanings given to them in the Stalking Horse Plan Support Agreement.

In connection with and upon the execution of the Stalking Horse Plan Support Agreement, the Debtors designated the Plan Sponsor as the Stalking Horse Bidder with respect to sponsorship of a plan of reorganization for the Debtors in accordance with the Bidding Procedures. In accordance with the Bidding Procedures Order, the Auction was held on June 20 and 24, 2024 for the sponsorship of a plan of reorganization for the Debtors. Following the Auction, the Plan Sponsor was designated as the Successful Bidder for the sponsorship of a plan of reorganization for the Debtors.

Pursuant to the Stalking Horse Plan Support Agreement, the Debtors and the Plan Sponsor have agreed to the principal terms of a restructuring transaction (the “Restructuring Transaction”) pursuant to a chapter 11 plan of reorganization in the Chapter 11 Cases (the “Reorganization Plan”), pursuant to which the Plan Sponsor will receive, on the Effective Date, 100% of the equity of the Reorganized Debtors in the most tax efficient manner agreed to by the Debtors and the Plan Sponsor. The Reorganization Plan will be funded with $145 million from the Plan Sponsor, as well as the assumption of certain liabilities of the Debtors and their non-Debtor affiliates, including related to (a) the L&A gains tax liability to the extent any liabilities exist, (b) Australia tax liability, and (c) certain Indian liabilities. The Reorganization Plan will provide for certain releases of causes of action held by the Debtors, including potential causes of action against the Debtors’ management and Board of Directors. The Reorganization Plan contemplated by the Stalking Horse Plan Support Agreement is subject to approval of the Bankruptcy Court.

Pursuant to the Stalking Horse Plan Support Agreement, the Plan Sponsor delivered a deposit of $7.25 million, and will deliver additional deposits of $42.5 million by July 23, 2024, to be held by the Company Parties in a deposit escrow account subject to the terms of the Stalking Horse Plan Support Agreement. Under certain circumstances in the case of early termination, the Plan Sponsor is entitled to certain Bid Protections, including a breakup fee in an amount equal to $4,350,000 less any expense reimbursements (which shall not exceed $4,350,000).

The Stalking Horse Plan Support Agreement contains various milestones (each individually, a “Plan Support Milestone” and collectively, the “Plan Support Milestones”) which include the dates by which the Debtors are required to, among other things, obtain certain orders of the Bankruptcy Court and consummate the Restructuring Transaction. The Stalking Horse Plan Support Agreement and the Plan Support Milestones contemplate that:

•	An amount equal to $7,250,000 shall have been deposited into the Deposit Escrow Account on or before June 14, 2024.

•	An order approving the Disclosure Statement shall have been entered on or before July 30, 2024.

•	An amount equal to $2,500,000 shall have been deposited into the Deposit Escrow Account on or before July 1, 2024.

•	An amount equal to $20,000,000 shall have been deposited into the Deposit Escrow Account on or before July 15, 2024.

•	An amount equal to $20,000,000 shall have been deposited into the Deposit Escrow Account on or before July 23, 2024.

•	On or before July 30, 2024, the Plan Sponsor shall have deposited the Deposit Balance into the Deposit Escrow Account.

•	An order confirming the Plan shall have been entered on or before September 13, 2024.

•	The Plan Effective Date shall occur on or before September 30, 2024.

Each of the Company Parties and the Plan Sponsor shall use commercially reasonable efforts to implement the Restructuring Transaction in accordance with the Plan Support Milestones, unless such Plan Support Milestones are extended or waived at any time upon mutual consent of the Company Parties and the Plan Sponsor. The Stalking Horse Plan Support Agreement may be terminated on the occurrence of certain events, including, among other things, the failure to meet Plan Support Milestones.

Although the Company intends to pursue the Restructuring Transaction contemplated by the Stalking Horse Plan Support Agreement, there can be no assurance that the Company Parties will be successful in completing a restructuring or any other similar transaction on the terms set forth in the Stalking Horse Plan Support Agreement or at all. In addition, the Restructuring Plan contemplated by the Stalking Horse Plan Support Agreement is subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the Stalking Horse Plan Support Agreement remains subject to approval by the Bankruptcy Court, is not complete, and is qualified in its entirety by reference to the Stalking Horse Plan Support Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is hereby incorporated herein by reference.

North American Stalking Horse APA

On June 13 2024, the Debtors entered into a binding “stalking horse” asset purchase agreement, which was amended and restated effective June 26, 2024 (as it may be further amended or modified, the “Stalking Horse APA”) with a purchaser, Fortium Investment Inc. (“Fortium”), pursuant to which Fortium agreed to purchase, subject to the terms and conditions contained therein, certain North American assets of the Debtors (the “Non-L&A NA Assets”). Capitalized terms used but not otherwise defined in this “North American Stalking Horse APA” section of this Current Report on Form 8-K or in another section of this Current Report on Form 8-K shall have the meanings given to them in the Stalking Horse APA.

In connection with and upon the initial execution of the Stalking Horse APA, the Debtors designated Fortium as the Stalking Horse Bidder with respect to the Non-L&A NA Assets in accordance with the Bidding Procedures. Following the Auction, Fortium along with HealthConnect (as defined hereafter) were designated as the Back-Up Bidders (as defined in the Bidding Procedures Order) for the Non-L&A NA Assets, and certain terms of the Stalking Horse APA were amended to reflect the results of the Auction, including the amendment of the purchase price and specific assets to be acquired by Fortium, namely the Non-L&A NA Assets other than the NA Health Assets (as defined hereafter) (the “Fortium Assets”).

Under the terms of the Stalking Horse APA as amended, Fortium has agreed to acquire the Fortium Assets from the Seller Group for a base amount of $37.25 million, subject to certain adjustments in accordance with the terms and conditions of the Stalking Horse APA, plus the assumption of specified liabilities related to the Fortium Assets. The Stalking Horse APA includes customary representations and warranties and various customary covenants under the circumstances that are subject to certain limitations, including, without limitation, a break-up fee in an amount equal to $750,000 and expense reimbursements. The Stalking Horse APA may be terminated on the occurrence of certain events, including, among other things, the failure to meet Transaction Milestones (as defined below).

The Stalking Horse APA contains various milestones (each individually, a “Transaction Milestone” and collectively, the “Transaction Milestones”). The Stalking Horse APA contemplates the following:

•	July 31, 2024 - Sale Order shall have been entered by the Bankruptcy Court

•	August 2, 2024 - Outside Date to close the Transactions

Although the Company intends to pursue the transactions contemplated by the Stalking Horse APA as a Back-Up Bid, there can be no assurance that the Debtors will be successful in completing the transactions or any other similar transaction on the terms set forth in the Stalking Horse APA or at all. In addition, the transactions contemplated by the Stalking Horse APA are subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the Stalking Horse APA is not complete, and is qualified in its entirety by reference to the Stalking Horse APA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2, and is hereby incorporated herein by reference.

Everyday Health APA

Effective June 26, 2024, the Debtors entered into a binding “back up bid” asset purchase agreement, (as it may be further amended or modified, the “Everyday Health APA”) with a purchaser, Everyday Health Media, LLC (“Everyday Health”), pursuant to which Everyday Health agreed to purchase, subject to the terms and conditions contained therein, certain North American assets of the Debtors under the A.D.A.M. and Oakstone lines (the “NA Health Assets”). Capitalized terms used but not otherwise defined in this “Everyday Health APA” section of this Current Report on Form 8-K or in another section of this Current Report on Form 8-K shall have the meanings given to them in the Everyday Health APA.

Under the terms of the Everyday Health APA, Everyday Health has agreed to acquire the NA Health Assets from the Seller Group for a base amount of $4.046 million, subject to certain adjustments in accordance with the terms and conditions of the Everyday Health APA, plus the assumption of specified liabilities related to the NA Health Assets. The Everyday Health APA includes customary representations and warranties and various customary covenants under the circumstances that are subject to certain limitations. The Everyday Health APA may be terminated on the occurrence of certain events.

Although the Company intends to pursue the transactions contemplated by the Everyday Health APA as a Back-Up Bid, there can be no assurance that the Debtors will be successful in completing the transactions or any other similar transaction on the terms set forth in the Everyday Health APA or at all. In addition, the transactions contemplated by the Everyday Health APA are subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described therein will be consummated on the expected terms, if at all.

The foregoing description of the Everyday Health APA is not complete, and is qualified in its entirety by reference to the Everyday Health APA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3, and is hereby incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Amended Joint Chapter 11 Plan and Amendment to Disclosure Statement for Amended Plan

On March 22, 2024, the Debtors filed a proposed Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates (the “Initial Plan”) and related proposed Disclosure Statement with the Bankruptcy Court. On June 26, 2024, the Debtors filed the First Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates (the “Amended Plan”) amending the Initial Plan and a related proposed amended Disclosure Statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. Capitalized terms not otherwise defined in this Item 7.01 have the meaning given to them in the Amended Plan. The Amended Plan and Amended Disclosure Statement describe, among other things: the process for solicitation of votes to approve the Amended Plan; the method of implementation of the Restructuring Transaction or, in the event the Restructuring Transaction cannot be consummated, sales of the Debtors assets including the sale of the Non-L&A NA Asset to Fortium and Everyday Health (the “Transactions”); and the result if the Amended Plan is confirm by the Bankruptcy Court on holders of Claims and Interests in the Debtors, including certain release and injunction provisions.

Although the Debtors intend to pursue the Transactions in accordance with the terms set forth in the Amended Plan, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Transactions or any other similar transaction on the terms set forth in the Amended Plan, on different terms or at all. In addition, the Transactions are subject to approval by the Bankruptcy Court, among other conditions. Accordingly, no assurance can be given that the transactions described in the Amended Plan will be consummated on the expected terms, if at all.

On June 27, 2024, the Bankruptcy Court issued an order, Order (I) Approving The Adequacy Of The Disclosure Statement, (II) Approving The Forms Of Ballots And Notices In Connection With Confirmation Of The Plan, (III) Scheduling Certain Dates With Respect Thereto, And (Iv) Granting Related Relief [Docket No. 696] (the “Solicitation Order”), approving the Amended Disclosure Statement as providing adequate information as required by the Bankruptcy Code, and authorizing the solicitation of votes on and issuance of notices to non-voting parties with respect to the Amended Plan. Neither the Debtors’ filing of the Amended Plan and Amended Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Amended Plan. Any such solicitation will be made pursuant to and in accordance with the solicitation and voting procedures approved by the Bankruptcy Court and applicable law, including the Solicitation Order.

Information contained in the Amended Plan and the Amended Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein. The Amended Plan and Amended Disclosure Statement, and any further amendments or supplements, are available for review and free of charge online at https://omniagentsolutions.com/Ebix.

Copies of the Amended Plan and the Amended Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description of the Amended Plan and Amended Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Amended Plan and the Amended Disclosure Statement.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 8.01.	Other Events

On June 20 and 24, 2024, the Debtors held an auction for certain assets pursuant to bidding procedures and auction terms as set forth in the Bidding Procedures Order. On June 26, 2024, the Debtors filed a Notice of Designation of Successful Bid and Back-Up Bid and Adjournment of Sale Hearing to July 30, 2024 [Docket No. 684] (the “Post-Auction Notice”) announcing the Plan Sponsor as the winner of the auction for sponsorship of a plan of reorganization for the Debtors and Fortium and Everyday Health as the Back-Up Bidders (as defined in the Bidding Procedures Order) for the Non-L&A NA Assets. The full terms of the transactions contemplated by the Stalking Horse Plan Support Agreement (as amended), Stalking Horse APA (as amended), and Everyday Health APA are set forth in the respective agreements.

Cautionary Statements Regarding Trading in the Company’s Securities.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The terms of the Amended Plan provide that holders of the Company’s common stock will not receive any recovery on account of those shares upon the consummation of the Transactions contemplated by the Amended Plan.

Forward Looking Statements

This Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding Chapter 11 Cases, the DIP facility, the Stalking Horse Plan Support Agreement, the Stalking Horse APA, the Everyday Health APA, the Company’s ability to consummate and complete the Amended Plan and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, Such risks and uncertainties include, but are not limited to, risk and uncertainties relating to the Debtors’ continued operation of the business as “debtors-in-possession” the possibility that the Company may not be able to complete a reorganization or sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including the increased legal and other professional costs necessary to execute the Chapter 11 Cases, the impact on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time at the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Agreement and other financing arrangements; the Company’s ability to satisfy the conditions and Plan Support Milestones set forth in the Stalking Horse Plan Support Agreement; the Company’s ability to satisfy the conditions and Transaction Milestones set forth in the Staking Horse APA; the Company’s ability to satisfy the conditions in the Everyday Health APA; the trading price and volatility of the Company’s common stock; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”). These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in other documents that the Company files or furnishes with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1*	Amended Plan Support Agreement, dated June 26, 2024, by and among Ebix, Inc., Vertex, Inc., P.B. Systems, Inc., Ebix Consulting, Inc., Ebix US, LLC, Facts Services, Inc., Doctors Exchange, Inc., Ebix International LLC, Agency Solutions.com, LLC d/b/a Health Connect LLC, ConfirmNet Corporation, A.D.A.M., Inc., Ebix Latin America, LLC, and the consortium of Eraaya Lifespaces Limited, Vikas Lifecare Limited and Vitasta Software India Private Limited and/or one or more of their designees

10.2*	Amended and Restated Asset Purchase Agreement, effective June 24, 2026, by and between Fortium Investments Inc. and Ebix, Inc.

10.3*	Asset Purchase Agreement, effective June 26, 2024, by and between Everyday Health Media, LLC and Ebix, Inc.

99.1	First Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates Disclosure

99.2	First Amended Disclosure Statement for the First Amended Joint Chapter 11 Plan of Ebix, Inc. and its Debtor Affiliates

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2024
EBIX, INC.

	By:	/s/ Amit Kumar Garg
	Name:	Amit Kumar Garg
	Title:	Chief Financial Officer